UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, UT 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On February 24, 2020, IIP-MA 1 LLC (“Landlord”), a wholly owned subsidiary of IIP Operating Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of Innovative Industrial Properties, Inc. (the “Company”), entered into an amendment (the “Lease Amendment”) to its lease with Pharmacannis Massachusetts Inc. (“Tenant”), a subsidiary of PharmaCann LLC, for the property located at 465 Hopping Brook Road, Holliston, Massachusetts (the “Property”), and entered into an amendment (the “Development Agreement Amendment”) to the development agreement by and among Landlord, the Operating Partnership and Tenant.

The Development Agreement Amendment provides for funding to Tenant of up to an additional $4.0 million for additional development at the Property (the “Additional Funding”). If the Company funds the full amount of the Additional Funding, the Company’s total investment in the Property is expected to be $30.5 million.

The provision of the Additional Funding resulted in a corresponding adjustment of the base rent and the security deposit under the Lease Amendment.

The foregoing descriptions of the Lease Amendment and the Development Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Lease Amendment and the Development Agreement Amendment, which are filed as exhibits to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit
10.1	Third Amendment dated February 24, 2020 to Lease Agreement dated May 31, 2018 between IIP-MA 1 LLC and PharmaCannis Massachusetts Inc.
10.2	Third Amendment dated February 24, 2020 to Development Agreement dated May 31, 2018 between IIP-MA 1 LLC, IIP Operating Partnership, LP and PharmaCannis Massachusetts Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2020	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer